UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under Rule 240.14a-12

RUTH’S CHRIS STEAK HOUSE, INC.

(Name of Registrant as Specified in Its Charter)

RUTH’S CHRIS STEAK HOUSE, INC.

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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SUPPLEMENT TO NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT

Annual Meeting

This Supplement provides updated information with respect to the 2008 Annual Meeting of Stockholders of Ruth’s Chris Steak House, Inc. (the “Meeting”) to be held on Thursday, May 22, 2008, at 1:00 p.m., at Ruth’s Chris Steak House (Lake Mary), 80 Colonial Center Parkway, Sanford, Florida 32746, for the purposes set forth in the Notice of the Annual Meeting of Stockholders dated April 10, 2008 (the “Notice”).

On or about April 10, 2008, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement dated April 10, 2008 (the “Proxy Statement”) and our annual report and vote online. This Supplement is being mailed on or about May 8, 2008, to all stockholders entitled to vote at the Meeting. This Supplement is also being made available on the Internet on or about May 8, 2008. Except as specifically amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement remains accurate and should be considered in voting your shares.

Change in Candidates Nominated by the Board of Directors for Election as Directors at the Meeting

Your Board of Directors, acting upon the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors, has authorized a revised slate of nominees for election to the Company’s Board of Directors at the Meeting. As discussed further below, the revised list of nominees approved by the Board of Directors comprises each of the current Directors other than Mr. Craig S. Miller. Further information on the four (4) nominees is provided below and in the Proxy Statement. In addition, upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors approved reducing the size of the Company’s Board of Directors to four (4) directors, from the current five (5) directors, effective as of the Meeting.

This Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement other than the election of Directors.

Voting; Revocability of Proxies

If you have already returned your proxy voting form, you do not need to submit a new form unless you wish to change your vote. Proxy voting forms already returned by stockholders will remain valid and will be voted at the Meeting unless revoked. Shares represented by proxy voting forms returned before the Meeting will be voted for the Directors nominated by the Board of Directors as instructed on the form, except that votes will not be cast for Mr. Miller because he is no longer nominated by the Board of Directors.

If you have not yet returned your proxy voting form, please vote as soon as possible. You may use the proxy voting form enclosed with this Supplement, which reflects the revised nominees of the Board of Directors. Stockholders may revoke any previously delivered voting proxy at any time before it is voted at the Meeting by sending a written revocation, by submitting another proxy voting form with a later date, by attending the Meeting and voting in person or, in the case of stockholders whose shares are voted through a bank or broker, by contacting the bank or brokerage firm.

Election of Directors

Agenda Item 1 for the Meeting consists of the election of Directors, to serve for a one-year term that expires at the Annual Meeting in 2009, and until their successors are elected and qualified. The candidates nominated by the Board of Directors consist of all of the nominees identified in the Proxy Statement, with the exception of Mr. Craig S. Miller. On April 24, 2008, we announced that Mr. Miller departed from his roles as the Company’s Chairman of the Board, Chief Executive Officer and President. Because Mr. Miller is no longer nominated to serve as a Director, shares represented by proxy voting forms received by the Company will be voted for the remaining four nominees as instructed on the form and will not be voted for Mr. Miller. The following are the Board of Directors’ nominees for election as Directors:

Name	Director Since
Robin P. Selati	1999
Carla R. Cooper	2003
Bannus B. Hudson	2005
Alan Vituli	2003

Biographical information with respect to all nominees and share ownership information with respect to all nominees is set forth in the Proxy Statement under the captions “ELECTION OF DIRECTORS” and “PRINCIPAL STOCKHOLDERS.”

Other Matters

None of the other agenda items presented in the Proxy Statement are affected by this Supplement, and you should carefully review the Proxy Statement prior to voting your shares. The Company knows of no matters to be submitted at the Meeting other than those presented in the Proxy Statement, as amended and supplemented by this Supplement. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy voting form to vote the shares they represent in accordance with their best judgment on each of such matters.

BY ORDER OF THE BOARD OF DIRECTORS

Thomas E. O’Keefe	May 7, 2008
Executive Vice President – Chief Legal and Compliance Officer	Heathrow, Florida

RUTH’S CHRIS STEAK HOUSE, INC. 500 INTERNATIONAL PKWY. SUITE 100 HEATHROW, FL 32746	ANNUAL MEETING OF STOCKHOLDERS OF RUTH’S CHRIS STEAK HOUSE, INC. MAY 22, 2008

VOTE BY INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER

COMMUNICATIONS

If you would like to reduce the costs incurred by Ruth’s Chris Steak House, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Ruth’s Chris Steak House, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	RUTHC1	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RUTH’S CHRIS STEAK HOUSE, INC.
Vote on Directors	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1. Election of directors nominated by the board of directors to serve until the 2009 annual meeting of stockholders and until their successors have been elected and qualified:	☐	☐	☐

NOMINEES: 01) Withdrawn 02) Robin P. Selati 03) Carla R. Cooper 04) Bannus B. Hudson 05) Alan Vituli

Vote on Proposals	For	Against	Abstain

2. Amendment to the Company’s 2005 Long-Term Equity Incentive Plan to increase the number of shares available for award by 1,500,000 shares.	☐	☐	☐

3. Amendment to the Company’s amended and restated Certificate of Incorporation in order to change the name of the Company to “Ruth’s Hospitality Group, Inc.”	☐	☐	☐

4. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2008.	☐	☐	☐

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(NOTE: Please sign exactly as your name(s) appear hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.)

For address changes and/or comments, please check this box and write them on the back where indicated.	☐		YES	NO
		Please indicate if you plan to attend this meeting.	☐	☐

MATERIALS ELECTION		Please indicate if you would like to keep you vote	☐	☐
As of July 1, 2007, SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. Check the box to the right if you want to receive a complete set of future proxy materials by mail, at no cost to you. If you do not take action, you may receive only a notice.	☐	Confidential under the current policy.

Signature	Date	Signature (Joint Owners)	Date

TICKET OF ADMISSION

Annual Meeting of Stockholders

Ruth’s Chris Steak House, Inc.

May 22, 2008 - 1 p.m.

Ruth’s Chris Steak House (Lake Mary)

80 Colonial Center Parkway

Sanford, Florida 32746

Ticket is not transferable.

Cell phones, cameras and recording devices

are not permitted at the Meeting.

The Annual Meeting of Stockholders of Ruth’s Chris Steak House, Inc. will be held on Thursday, May 22, 2008, at 1:00 p.m. at Ruth’s Chris Steak House (Lake Mary), 80 Colonial Center Parkway, Sanford, Florida 32746. Items of business are:

•	Election of four Directors.
•	Amendment to the Company’s 2005 Long-Term Equity Incentive Plan to increase the number of shares available for award by 1,500,000 shares.
•	Amendment to the Company’s amended and restated Certificate of Incorporation in order to change the name of the Company to “Ruth’s Hospitality Group, Inc.”
•	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2008.

Only stockholders who held shares of record as of the close of business on April 1, 2008, are entitled to receive notice of and to vote at the Meeting or any adjournment thereof.

Your vote is important. Whether or not you plan on attending the Meeting, please vote your shares as soon as possible on the Internet, by telephone or by mailing this form.

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RUTH’S CHRIS STEAK HOUSE, INC.

PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

FOR ANNUAL MEETING OF STOCKHOLDERS

MAY 22, 2008

The undersigned, having received the Notice of Annual Meeting of Stockholders and Proxy Statement, appoints Thomas E. O’Keefe and Craig C. Rawls, and each or any of them, as proxies, with full power of substitution and resubstitution, to represent the undersigned and to vote all shares of common stock of Ruth’s Chris Steak House, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company and any and all adjournments thereof to be held on May 22, 2008, beginning at 1:00 p.m. local time, at Ruth’s Chris Steak House (Lake Mary), 80 Colonial Center Parkway, Sanford, Florida 32746.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” ELECTION OF THE BOARD’S NOMINEES AND “FOR” PROPOSALS TWO, THREE AND FOUR.

Should any other matters requiring a vote of the stockholders arise, the above named proxies are authorized to vote the same in accordance with their best judgment in the interest of the Company. The Board of Directors is not aware of any matter which is to be presented for action at the meeting other than the matters set forth herein.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (Continued and to be signed on the reverse side.)